                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               COTELLIGENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              SKIRITAI CAPITAL LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                              IMPORTANT INFORMATION

SKIRITAI Capital LLC plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from the stockholders of Cotelligent, Inc. ("Cotelligent") in connection with the 2002 Annual Meeting of Stockholders of Cotelligent. SECURITY HOLDERS ARE ADVISED TO READ THAT PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement, along with any other relevant documents, will be available for free at www.sec.gov. You may also obtain a free copy of the proxy statement, when it becomes available, by contacting SKIRITAI Capital LLC at (415) 921-7896, or by sending an email to rsilvestri@SKIRITAI.com. Information regarding the names, affiliation and interests of persons who may be deemed to be participants in the solicitation of proxies of Cotelligent's stockholders is set forth below.

                       INFORMATION REGARDING PARTICIPANTS

The following persons may be deemed to be participants in the solicitation of proxies referred to above: (i) SKIRITAI Capital LLC; (ii) Russell Silvestri;
(iii) James Glockner; and (iv) Lyron Bentovim.

SKIRITAI Capital LLC, Russell Silvestri, and James Glockner have direct beneficial ownership of shares of common stock of Cotelligent. Russell Silvestri and Lyron Bentovim may be deemed to have indirect beneficial ownership of shares of common stock of Cotelligent held by SKIRITAI Capital LLC by virtue of being the Managing Partner and Managing Director, respectively, of SKIRITAI Capital LLC. Quantified information relating to the security holdings of persons who may be deemed to be participants in the solicitation of Cotelligent's stockholders may be found in the Schedule 13D filed by SKIRITAI Capital LLC, Russell Silvestri and James Glockner on May 20, 2002.

                              SKIRITAI Capital LLC
                              655 Montgomery Street
                                   Suite 1438
                         San Francisco, California 94111


                                  May 15, 2002


VIA MESSENGER AND OVERNIGHT COURIER

Cotelligent, Inc.
44 Montgomery Street, Suite 4050
San Francisco, California 94104
Attention: Secretary

         RE: STOCKHOLDER NOTICE OF NOMINATION OF DIRECTOR

Dear Secretary:

         The undersigned stockholders of Cotelligent, Inc., a Delaware corporation (the "Company"), hereby notify the Company, pursuant to Section 4 of
Article I of the Company's Amended and Restated Bylaws (the "Bylaws"), as follows:

         At the Company's Annual Meeting of Stockholders to be held on June 11, 2002, the undersigned intend to nominate Russell Silvestri as a Class I director to serve on the Company's Board of Directors for a three-year term to expire at the Company's Annual Meeting of Stockholders to be held in 2005.

         Pursuant to Section 4 of Article I of the Bylaws, the undersigned hereby set forth the following:

         (a) The name of the person to be nominated as a director is Russell Silvestri.

         (b) As of the record date for the Annual Meeting (the "Record Date"), Russell Silvestri was the beneficial owner of an aggregate of 582,000 shares of common stock, par value $.01 per share, of the Company ("Common Stock") entitled to vote at the Annual Meeting. As evidenced by the enclosed broker's statement, as of the Record Date, such shares of Common Stock were held by Russell Silvestri and his direct investment account through a "street name" holder of record. As of the date hereof, Russell Silvestri is the beneficial owner of an aggregate of 656,000 shares of Common Stock. As evidenced by the enclosed broker's statement, as of the date hereof, such shares of Common Stock are held through a "street name" holder of record by Russell Silvestri's direct investment account and SKIRITAI Capital LLC, a Delaware limited liability company of which Russell Silvestri is the Managing Partner.

         (c) As of the record date for the Annual Meeting (the "Record Date"), SKIRITAI Capital LLC was the beneficial owner of no shares of Common Stock entitled to vote at the Annual Meeting. As of the date hereof, SKIRITAI Capital LLC is the beneficial owner of an aggregate of 626,000 shares of Common Stock. As evidenced by the enclosed broker's statement, as of the date hereof, such shares of Common Stock are held by SKIRITAI Capital LLC through a "street name" holder of record.

         (d) The information regarding Russell Silvestri that is required to be included in a proxy statement, by the rules and regulations of the Securities and Exchange Commission, for nominees for election as directors is set forth in Annex A hereto.

         (e) Russell Silvestri's signed consent to serve as a director of the Company if elected is attached hereto as Annex B.

         (f) The names and addresses of the stockholders intending to make the above-described nomination are as follows:

                                Russell Silvestri
                            c/o SKIRITAI Capital LLC
                              655 Montgomery Street
                                   Suite 1438
                         San Francisco, California 94111

                              SKIRITAI Capital LLC
                              655 Montgomery Street
                                   Suite 1438
                         San Francisco, California 94111

         (g) Russell Silvestri and SKIRITAI Capital LLC intend to appear in person at the Annual Meeting to nominate Russell Silvestri to serve as a Class I director for the term specified above.

         We believe that this notice complies in all respects with applicable provisions of the Bylaws and applicable law. If the Company believes this notice is incomplete or otherwise deficient in any respect, we request that the Company contact us immediately so that we may promptly address any alleged deficiencies.

         Please acknowledge receipt of this letter by signing and dating the enclosed copy of this letter and returning the same to the undersigned in the enclosed envelope.


Very truly yours,

Russell Silvestri


/s/ Russell Silvestri
-------------------------------------------


SKIRITAI Capital LLC


/s/ Lyron Bentovim
-------------------------------------------
Lyron Bentovim
Managing Director


RECEIPT ACKNOWLEDGED ON MAY ____, 2002

COTELLIGENT, INC.


By:
   -------------------------------
Name:
Title:

                                                                         ANNEX A

Russell Silvestri

Mr. Silvestri, age 40, has served as Managing Partner of SKIRITAI Capital LLC since April of 2002. From October of 2000 to March of 2001, he was Managing Director of Focus Capital LLC. From October of 1999 to October of 2000 he competed as an athlete in the Olympics. From February of 1989 to October of 1999 he served as a Managing Director of Robertson Stephens.

Mr. Silvestri holds a Bachelor of Science in Business from the University of Southern California.


         Beneficial Ownership of Russell Silvestri as of May 15, 2002:

======= ============================== ================== ================================== =============================
               TITLE OF CLASS               NAME OF             AMOUNT AND NATURE OF                PERCENT OF CLASS
                                       BENEFICIAL OWNER         BENEFICIAL  OWNERSHIP
------- ------------------------------ ------------------ ---------------------------------- -----------------------------
        Common Stock of Cotelligent,   Russell Silvestri         656,000 shares(1)                     4.4(2)
            Inc., $0.01 Par Value
              ("Common Stock")
======= ============================== ================== ================================== =============================

     (1) 626,000 shares of Common Stock are held by SKIRITAI Capital LLC. Mr. Silvestri is the Managing Partner of SKIRITAI Capital LLC. As Managing Partner, Mr. Silvestri has shared voting and dispositive power over such shares. Mr. Silvestri holds the remaining 30,000 shares of Common Stock through an IRA and shares dispositive and voting power over such shares with his spouse.

     (2) Based on 14,900,981 shares of Common Stock outstanding as of April 24, 2002 as disclosed by Cotelligent, Inc. in its latest Proxy Statement.

Beneficial Ownership of Associates as of May 15, 2002:
Mr. Silvestri, SKIRITAI Capital LLC , and James Glockner are members of a group. As of May 15, 2002, Mr. Glockner is the beneficial owner of 122,000 shares of Common Stock which represent .8 percent of the 14,900,981 shares of Common Stock outstanding as of April 24, 2002 (as disclosed by Cotelligent, Inc. in its latest Proxy Statement).

                                     ANNEX B

               CONSENT TO SERVE AS A DIRECTOR OF COTELLIGENT, INC.


The undersigned, Russell Silvestri, hereby consents and agrees to be nominated as a director of Cotelligent, Inc., a Delaware corporation (the "Company"), and hereby further consents and agrees to serve as a director of the Company if elected.


/s/ Russell Silvestri
-------------------------------
Russell Silvestri

                         BANC OF AMERICA SECURITIES LLC

                        WORKING APPRAISAL BY ASSET CLASS


Russ Silvestri IRA                                                      04/24/02

DATE          TAX       SHARES/     BROKER       UNIT      CURRENT         PCT       TOTAL       MARKET      UNREALIZED      PCT OF
OPENED        TERM      FACE                     COST       PRICE          G/L       COST        VALUE       GAIN/LOSS       ASSETS
CGZT          COTELLIGENT GROUP INC.
02/14/02      ST        15,000.00   MONT        0.40000    0.50000        25.00     6,000.00    7,500.00      1,500.00        1.20
02/19/02      ST         5,000.00   MONT        0.35000    0.50000        42.86     1,750.00    2,500.00        750.00        0.40
03/28/02      ST        10,000.00   MONT        0.48000    0.50000         4.17     4,800.00    5,000.00        200.00        0.80
                        ---------               -------    -------        -----    ---------   ---------      --------        ----
                        30,000.00               0.41833    0.50000        19.52    12,550.00   15,000.00      2,450.00        2.41

                         BANC OF AMERICA SECURITIES LLC

                        WORKING APPRAISAL BY ASSET CLASS


Russ Silvestri                                                          04/24/02

DATE          TAX       SHARES/     BROKER       UNIT      CURRENT      PCT          TOTAL       MARKET      UNREALIZED      PCT OF
OPENED        TERM      FACE                     COST       PRICE       G/L          COST        VALUE       GAIN/LOSS       ASSETS
CGZT          COTELLIGENT GROUP INC.
01/03/02      ST        15,000.00    MONT       0.33003    0.50000     51.50       4,950.50     7,500.00      2,549.50         0.44
01/18/02      ST        15,000.00    MONT       0.40333    0.50000     23.97       6,050.00     7,500.00      1,450.00         0.44
01/22/02      ST        10,000.00    MONT       0.35500    0.50000     40.85       3,550.00     5,000.00      1,450.00         0.30
01/24/02      ST        65,000.00    MONT       0.40850    0.50000     22.40      26,552.50    32,500.00      5,947.50         1.92
01/25/02      ST        20,000.00    MONT       0.34000    0.50000     47.06       6,800.00    10,000.00      3,200.00         0.59
01/28/02      ST        50,000.00    MONT       0.34200    0.50000     46.20      17,100.00    25,000.00      7,900.00         1.48
01/29/02      ST         5,000.00    MONT       0.33000    0.50000     53.52       1,650.00     2,500.00        850.00         0.15
01/31/02      ST        20,000.00    MONT       0.33000    0.50000     51.52       6,600.00    10,000.00      3,400.00         0.59
02/07/02      ST         5,000.00    MONT       0.32000    0.50000     56.25       1,600.00     2,500.00        900.00         0.15
02/08/02      ST        25,000.00    MONT       0.31000    0.50000     61.29       7,750.00    12,500.00      4,750.00         0.74
02/28/02      ST         5,000.00    CANT       0.40300    0.50000     24.07       2,015.00     2,500.00        485.00         0.15
03/22/02      ST       125,000.00    MONT       0.49800    0.50000      0.40      62,250.00    62,500.00        250.00         3.69
03/26/02      ST        25,000.00    HRZG       0.40060    0.50000     24.81      10,015.00    12,500.00      2,485.00         0.74
03/27/02      ST        77,000.00    HRZG       0.41239    0.50000     21.24      31,754.40    38,500.00      6,745.60         2.27
03/28/02      ST        90,000.00    HERZ       0.42687    0.50000     17.13      38,418.00    45,000.00      6,582.00         2.66
                       ----------               -------    -------     -----     ----------   ----------     ---------        -----
                       552,000.00               0.41133    0.50000     21.56     227,055.40   276,000.00     48,944.60        16.31

                         BANC OF AMERICA SECURITIES LLC

                        WORKING APPRAISAL BY ASSET CLASS


Skiritai Capital LLC                                                    05/15/02

DATE          TAX       SHARES/     BROKER       UNIT      CURRENT     PCT         TOTAL         MARKET      UNREALIZED      PCT OF
OPENED        TERM      FACE                     COST       PRICE      G/L         COST          VALUE       GAIN/LOSS       ASSETS
CGZT          COTELLIGENT GROUP INC.
01/03/02      ST        15,000.00    STUP       0.33003    0.52000     57.56     4,950.50      7,800.00      2,849.50         0.59
01/18/02      ST        15,000.00    STUP       0.40333    0.52000     28.93     6,050.00      7,800.00      1,750.00         0.59
01/22/02      ST        10,000.00    STUP       0.35500    0.52000     46.48     3,550.00      5,200.00      1,650.00         0.40
01/24/02      ST        65,000.00    STUP       0.40850    0.52000     27.29    26,552.50     33,800.00      7,247.50         2.57
01/25/02      ST        20,000.00    STUP       0.34000    0.52000     52.94     6,800.00     10,400.00      3,600.00         0.79
01/28/02      ST        50,000.00    STUP       0.34200    0.52000     52.05    17,100.00     26,000.00      8,900.00         1.98
01/29/02      ST         5,000.00    STUP       0.33000    0.52000     57.58     1,650.00      2,600.00        950.00         0.20
01/31/02      ST        20,000.00    STUP       0.33000    0.52000     57.58     6,600.00     10,400.00      3,800.00         0.79
02/07/02      ST         5,000.00    STUP       0.32000    0.52000     62.50     1,600.00      2,600.00      1,000.00         0.20
02/08/02      ST        25,000.00    STUP       0.31000    0.52000     67.74     7,750.00     13,000.00      5,250.00         0.99
02/28/02      ST         5,000.00    STUP       0.40300    0.52000     29.03     2,015.00      2,600.00        585.00         0.20
03/22/02      ST       125,000.00    STUP       0.49800    0.52000      4.42    62,250.00     65,000.00      2,750.00         4.95
03/26/02      ST        25,000.00    STUP       0.40060    0.52000     29.81    10,015.00     13,000.00      2,985.00         0.99
03/27/02      ST        77,000.00    STUP       0.41239    0.52000     26.09    31,754.40     40,040.00      8,285.60         3.05
03/28/02      ST        90,000.00    STUP       0.42687    0.52000     21.82    38,418.00     46,800.00      8,382.00         3.56
04/30/02      ST         3,000.00    STUP       0.51000    0.52000      1.96     1,530.00      1,560.00         30.00         0.12
05/02/02      ST        10,000.00    STUP       0.45150    0.52000     15.17     4,515.00      5,200.00        685.00         0.40
05/03/02      ST        16,000.00    STUP       0.45094    0.52000     15.32     7,215.00      8,320.00      1,105.00         0.63
05/08/02      ST         5,000.00    STUP       0.42300    0.52000     22.93     2,115.00      2,600.00        485.00         0.20
05/10/02      ST        15,000.00    MLCO       0.44430    0.52000     17.04     6,664.50      7,800.00      1,135.50         0.59
05/13/02      ST        25,000.00    MLCO       0.51060    0.52000      1.84    12,765.00     13,000.00        235.00         0.99
                       ----------               -------    -------     -----   ----------    ----------     ---------        -----
                       626,000.00               0.41831    0.52000     24.31   261,859.90    325,520.00     63,660.10        24.77

                         BANC OF AMERICA SECURITIES LLC

                        WORKING APPRAISAL BY ASSET CLASS



Russ Silvestri IRA                                                      05/15/02

DATE          TAX       SHARES/     BROKER       UNIT      CURRENT      PCT         TOTAL        MARKET      UNREALIZED      PCT OF
OPENED        TERM      FACE                     COST       PRICE       G/L         COST         VALUE       GAIN/LOSS       ASSETS
CGZT          COTELLIGENT GROUP INC.
02/14/02       ST       15,000.00    MONT       0.40000    0.52000      30.00     6,000.00     7,800.00       1,800.00         1.30
02/19/02       ST        5,000.00    MONT       0.35000    0.52000      48.57     1,750.00     2,600.00         850.00         0.43
03/28/02       ST       10,000.00    MONT       0.48000    0.52000       8.33     4,800.00     5,200.00         400.00         0.86
                        ---------               -------    -------      -----    ---------    ---------       --------         ----
                        30,000.00               0.41833    0.52000      24.30    12,550.00    15,600.00       3,050.00         2.59